UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2011

Yahoo! Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28018	77-0398689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 First Avenue Sunnyvale, California		94089
(Address of Principal Executive Offices)		(Zip Code)

(408) 349-3300

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 6, 2011, Carol Bartz was removed from her role as Chief Executive Officer and President of Yahoo! Inc. (the “Company”) by the Company’s Board of Directors (the “Board”).

The Board has appointed Tim Morse, the Company’s Executive Vice President and Chief Financial Officer, as interim Chief Executive Officer and President, effective immediately. Mr. Morse has served as the Company’s Executive Vice President and Chief Financial Officer since July 2009 and will continue in this role.

Prior to joining Yahoo!, Mr. Morse served as Senior Vice President and Chief Financial Officer of Altera Corporation, a semiconductor company specializing in programmable logic devices for communications, industrial, and consumer applications, from January 2007 to June 2009. Prior to joining Altera, Mr. Morse held various positions in financial management with General Electric (“GE”), a diversified technology, media and financial services company, starting in the GE Capital division in 1991 and moving to the GE Appliances division in 1994 before joining the GE Plastics division in 1997. In July 2005, Mr. Morse was named the Chief Financial Officer and General Manager, Business Development for GE Plastics.

There are no family relationships between Mr. Morse and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

No new compensatory or severance arrangements were entered into in connection with these leadership changes. Ms. Bartz will receive severance benefits for termination without cause as provided in her employment and equity award agreements.

Item 7.01	Regulation FD Disclosure.

On September 6, 2011, the Company issued a press release announcing the management changes set forth in Item 5.02 of this Form 8-K. A copy of the Company’s press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Yahoo! Inc. Press Release dated September 6, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

YAHOO! INC.
(Registrant)

By:	/s/ Michael J. Callahan
Michael J. Callahan
Executive Vice President, General Counsel and Secretary

Date: September 7, 2011

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